WAIVER, RELEASE AND AMENDMENT
                               TO CREDIT AGREEMENT


         THIS WAIVER, RELEASE AND AMENDMENT, dated as of March 19, 1998 (the "Waiver and Amendment") relating to the Credit Agreement referenced below, by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"), GALEY & LORD INDUSTRIES, INC., a Delaware corporation (the "Company"), the additional Guarantors listed on the signature pages hereto, each of those financial institutions identified as Lenders on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "Lender" and, collectively, as the "Lenders"), and FIRST UNION NATIONAL BANK, as agent for the Lenders (in such capacity, the "Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement referenced below.

                               W I T N E S S E T H

         WHEREAS, a $490,000,000 credit facility has been extended to the Borrower pursuant to the terms of that certain Credit Agreement dated as of January 29, 1998 (as amended, modified or otherwise supplemented, the "Credit Agreement") among the Borrower, the Company, the Lenders and the Agent;

         WHEREAS, the Borrower has requested that the Lenders waive certain requirements contained in Sections 5.12 and 5.13 of the Credit Agreement, that the Lenders release the Borrower and its Subsidiaries with respect to certain provisions of the Credit Documents and that the Lenders amend the Credit Agreement to provide for certain intercompany loans to Foreign Subsidiaries of the Borrower and the Lenders are willing to accommodate such requests;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         (A) With respect to Foreign Subsidiaries which are not directly owned by either the Borrower or a Domestic Subsidiary of the Borrower ("Second Tier Foreign Subsidiaries"), the Agent, on behalf of the Lenders, hereby forever waives the requirement set forth in Section 5.12(a) of the Credit Agreement that each Credit Party shall cause 65% of the Capital Stock of such Second Tier Foreign Subsidiaries to be subject to a first priority, perfected Lien in favor of the Agent.

         (B) The Agent, on behalf of the Lenders, hereby waives the following requirements set forth in Section 5.13 of the Credit Agreement:

                  (i) The requirement that each Foreign Subsidiary enter into the Foreign Subsidiary Pledge Agreement is forever waived;

                  (ii) With respect to Dominion Textile International (Asia) Pte. Ltd., the requirements that the Borrower (A) deliver to the Agent all stock certificates not delivered on the Closing Date and (B) provide evidence that the security interest of the Agent in such stock is perfected are hereby waived for a period of 180 days following the date hereof; and

                  (iii) With respect to all other Foreign Subsidiaries of the Borrower or its Domestic Subsidiaries which are not Second Tier Foreign Subsidiaries, the requirements that the Borrower or such Domestic Subsidiary (A) deliver to the Agent all stock certificates not delivered on the Closing Date and (B) provide evidence that the security interest of the Agent in such stock is perfected are hereby waived for a period of 90 days following the Closing Date.

         (C) The Agent, on behalf of the Lenders, hereby releases and discharges each of 3427808 Canada Limited and the Borrower from all of their respective obligations under the Foreign Subsidiary Pledge Agreement.

         (D) The Credit Agreement is hereby amended as follows:

                  (i) The definition of Consolidated Interest Expense is amended by adding the term "Adjusted" immediately prior to the phrase "Fixed Charge Coverage Ratio" the first time it appears in such definition and the definition of "Fixed Charge Coverage Ratio" is deleted in its entirety;

                  (ii) The definition of Foreign Credit Party is amended by deleting all text immediately following "Foreign Subsidiary" the first time it appears in such definition;

                  (iii) Clause (iii) of the definition of Permitted Investments is amended by adding to the end of subclause (D) thereof the phrase", except that such limitation shall not be applicable to the intercompany loans deemed to have been made to the Foreign Subsidiaries of the Borrower as a result of the G&L Acquisition and the funding thereof";

                  (iv) The definition of Receivables immediately following the definition of Purchasing Lenders is deleted in its entirety;

                  (v) Subclause (ii) of Section 2.7(b) is amended by deleting the word "Term" the first time it appears in such subclause;

                  (vi) Section 2.12 is amended by (A) deleting from the fourth sentence thereof the phrase "in accordance with Section 2.7 hereof" and (B) adding to the end thereof the following sentence: "Notwithstanding the foregoing to the contrary, if any scheduled principal payment on the Term Loans is due and payable on a day other than a Business Day, such payment shall be made on the immediately preceding Business Day";

                  (vii) Section 6.1(d) is amended by adding to the end of the second proviso thereof the phrase ", except that such limitation shall not be applicable to the intercompany loans deemed to have been made to the Foreign Subsidiaries of the Borrower as a result of the G&L Acquisition and the funding thereof";

                  (viii) All references in Section 4.1(w) to the DTA Credit Agreement are amended to refer to the DTA Credit Facility;

                  (ix) The term "Investments" appearing in line one (1) of
                  Section 3.18 is replaced with the term "investments";

                  (x) The text of Section 5.6 immediately following the first semi-colon appearing therein and ending immediately prior to the parenthetical phrase appearing therein is amended and replaced in its entirety as follows: "and permit the Agent or, upon the occurrence of and during the continuance of an Event of Default, any Lender, during regular business hours and upon reasonable notice by the Agent or any such Lender, to visit and inspect any of its properties and examine and make abstracts from any of its books and records";

                  (xi) The term "commercial banking" appearing in line one (1) of Sections 9.6(b) and 9.6(c) is replaced with the term "lending";

                  (xii) Section 9.6(c) is further amended by (A) adding the phrase "or any fund that invests in bank loans and is advised or managed by an investment advisor to an existing Lender" immediately following the phrase "any affiliate thereof" appearing in line three (3) thereof and (B) adding the phrase "or any affiliate thereof" immediately following the term "Lender" appearing in the first proviso thereof;

                  (xiii) The text of Section 9.6(h) is amended and replaced in its entirety as follows:

                           Nothing herein shall prohibit any Lender, without the
                  consent of the Agent or the Borrower, from pledging or assigning any of its rights under this Agreement as collateral security for its obligations, including without limitation, any right to payment of principal and interest under any Note, to (i) any Federal Reserve Bank in accordance with applicable laws or (ii) in the case of any Lender which has made Term Loans hereunder and is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee for the benefit of the applicable trust beneficiaries; provided, however, that in either case, (A) such Lender shall remain a "Lender" under this Agreement and shall continue to be bound by all the terms and conditions set forth in this Agreement and the other Credit Documents and (B) any assignment to such trustee shall be subject to the provisions of Section 9.6(c);

                  (xiv) Clause (b) of Section 9.16 is amended by adding the phrase "National Association of Insurance Commissioners or the" immediately before the phrase "Federal Reserve Board"; and

                  (xv) Section 9.16 is further amended by adding to the end thereof "or (f) to any Person listed on Schedule 9.2 hereto (so long as such Person agrees to be bound by the provisions of this Section 9.16)".

         (E) Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules thereto) remain in full force and effect.

         (F) This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Waiver and Amendment to produce or account for more than one such counterpart.

         (G) This Waiver and Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver and Amendment to be duly executed and delivered as of the date first above written.

GALEY & LORD, INC.                        FIRST UNION NATIONAL BANK,
                                          as Agent and a Lender


By:      /s/ Michael R. Harmon            By:      /s/ Braxton B. Comer
   ------------------------------              ----------------------------
Name:    Michael R. Harmon                Name:    Braxton B. Comer
     ----------------------------              ----------------------------
Title:   Executive Vice President         Title:   Senior Vice President
      ---------------------------               ---------------------------


GALEY & LORD INDUSTRIES, INC.


By:      /s/ Michael R. Harmon
   --------------------------------
Name:    Michael R. Harmon
     ------------------------------
Title:   Executive Vice President
      -----------------------------


G&L SERVICE COMPANY,
NORTH AMERICA, INC.


By:      /s/ Michael R. Harmon
   ------------------------------
Name:    Michael R. Harmon
     ---------------------------
Title:   Vice President
      --------------------------


SWIFT TEXTILES INC.


By:      /s/ Michael R. Harmon
   --------------------------------
Name:    Michael R. Harmon
     ------------------------------
Title:   Executive Vice President
      -----------------------------


SWIFT DENIM SERVICES INC.


By:      /s/ Michael R. Harmon
   ---------------------------------
Name:    Michael R. Harmon
     -------------------------------
Title:   Executive Vice President
      -----------------------------